CONSTRUCTION LOAN AGREEMENT

     This Construction Loan Agreement (the "Agreement") is entered into between First Credit Bank, hereinafter "Lender," and NevStar Gaming & Entertainment Corporation, herein "Borrower," with reference to the following facts:

     A. Borrower has applied to Lender for a construction loan in the amount of Five Million Dollars ($5,000,000.00) for the purpose of financing the construction of a hotel and casino building and other improvements incidental thereto.

     B. The Project is to be built on Borrower's Real Property located in Clark County, Nevada.

     C. The Project is to be constructed in accordance with the Plans and Specifications provided pursuant to the Architecture Contract and built by Contractor pursuant to the Construction Contract.

     D. The terms of repayment of the Construction Loan are as set forth on the Note and the Note shall be secured by the Related Documents.

     E. Lender agrees to make the loan to Borrower provided all terms, conditions, and covenants hereof are satisfied, and all Related Documents and Project Documents are executed and delivered as required by Lender.

     Based upon the above, Borrower and Lender agree as follows:

                                I

                           DEFINITIONS

     As used herein, the following terms shall have the following meanings:

     A. Agreement. The word "Agreement" means this Construction Loan Agreement, as this Construction Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Construction Loan Agreement from time to time.

     B. Architecture Contract. The words "Architecture Contract" mean the contract between Borrower and Rissman & Rissman,a Nevada Professional Corporation (License #109), who designed the Project.

     C. Borrower. the word "Borrower" means each and every person or entity signing the Note, including without limitation Nevstar Gaming & Entertainment Corporation (formerly Mesquite Gaming Corp.), a Nevada corporation.

     D. Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     E.   Commencement Date.  The words "Commencement Date" mean January
___,1998.

     F.   Completion Date.  The words "Completion Date" mean July __, 1999.

     G. Construction Budget. The words "Construction Budget" shall mean the Construction Cost Breakdown attached hereto as Exhibit "B" and incorporated herein
by reference, as the same may be amended from time to time with the consent and approval of the Lender.

     H. Construction Contract. The words "Construction Contract" mean and include the contract between Borrower and AF Construction, a Nevada Corporation (License #AB 22805), the general contractor for the Project,
 (General Contractor),
and any subcontracts with subcontractors, materialmen, laborers, or any other person or entity for performance of work on the Project or the delivery of materials to the Project.

     I. Contractor. The word "Contractor" means AF Construction, a Nevada corporation (License #AB 22805), the General Contractor for the Project.

     J. Event Of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     K. Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including, without limitation, the Borrower granting such a Security Interest.

     L. Improvements. The word "Improvements" means any and all buildings, structures, open parking areas and other improvements, and any and all accessions, additions, replacements, substitutions or alterations thereof or appurtenances thereto, now or at any time hereafter situated, placed or constructed upon the Property or any part thereof.

     M.   Indebtedness.   The word "Indebtedness" means and includes without
limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others, whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

     N. Lender. The word "Lender" means First Credit Bank, its successors and assigns.

     O. Loan. The word "Loan" means the loan made to Borrower under this Agreement and the Related Documents as described below.

     P. Loan Fund. The words" Loan Fund" mean the undisbursed proceeds of the Loan under this Agreement together with any equity funds or other deposits required from Borrower under this Agreement.

     Q. Note. The word "Note" means that certain Promissory Note of this same date executed by Borrower, payable to the order of Lender, in the principal sum of Five Million Dollars ($5,000,000.00), bearing interest at a Variable Interest Rate and being payable as therein provided, together with any and all renewals, extensions, modifications, substitutions, replacements and expansions thereof (herein the "Note").

     R. Personal Property Collateral. The words "Personal Property Collateral" shall have the same meaning as the term "Personalty" is defined in the
Construction Deed of Trust and Security Agreement with Assignment of Rents to be executed concurrently herewith by Borrower.

     S. Plans And Specifications. The words "Plans and Specifications" means the plans and specifications for the Project which have been submitted to and initialed by Lender, together with such changes and additions as may be approved by Lender in writing.

     T. Project. The word "Project" means the construction and completion of all Improvements contemplated by this Agreement, including, without limitation, the erection of the buildings or structures and the other work set forth in the Construction Budget generally described as follows:

     Construction of a hotel and casino building on an approximately 27-acre parcel of land located on the southeast corner of Mesquite Boulevard and the I-15 freeway in the City of Mesquite, Nevada.

     U. Project Documents. The words "Project Documents" means the Plans and Specifications, all studies, data, and drawings relating to the Project, whether prepared by or for Borrower, the Construction Contract, the Architecture Contract, and all other contracts and agreements relating to the Project or the construction of the Improvements.

     V. Property. The word "Property" means the Real Property together with all Improvements, fixtures, and Personal Property Collateral, together with all accessions, parts, and additions to, all replacements of, and all substitutions for any of such property, and all proceeds (including insurance proceeds and refunds of premiums) from any sale or other disposition of such property.

     W. Real Property. The words "Real Property" mean the real property located in Clark County, State of Nevada, and legally described as:

          See Exhibit "A" attached hereto and incorporated herein by this reference.

     X. Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     Y. Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     Z. Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien,
charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention, contract, lease or consignment intended as a security device, or any other
 security or lien interest whatsoever, whether created by law, contract, or otherwise.

     AA. Value. The word "Value" means such amount or worth as defined and determined by Lender in its sole discretion unless agreed to the contrary by Lender in writing.

                                II

                             THE LOAN

     A. Description Of Loan. The Loan shall be in an amount not to exceed the principal sum of U.S. $5,000,000.00 and shall bear interest on so much of the principal sum as shall be advanced pursuant to the terms of this Agreement and the
Related Documents.  The Loan shall bear interest on each Advance from the date of
the Advance in accordance with the terms of the Note.  Borrower shall use the
 Loan
Funds solely for the payment of (a) the costs of constructing the Improvements and of partially equipping the Project with the Personal Property Collateral in accordance with the Construction Contract and the Construction Budget; (b)
  other
costs and expenses incurred or to be incurred in connection with the construction
of the Improvements as Lender in its sole discretion shall approve; and (c) if permitted by Lender, interest due under the Note, including all expenses and all loan and commitment fees described in this Agreement. The Loan amount shall be subject at all times to all maximum limits and conditions set forth in this Agreement or in any of the Related Documents, including without limitation, any limits relating to loan to value ratios and acquisition and Project costs.

     B. Fees And Expenses. As a condition of Lender's making the Loan, Borrower agrees to pay the following fees, charges, and expenses, in addition to all others set forth in this Agreement: Loan Origination Fee, $125,000; Loan Extension Fee, $50,000.00 (Borrower's right to extend the term of the Loan being evidenced by a separate letter agreement of this same date); Fund Control and Inspection Fee, $25,000.00; Processing, Credit Verification, Title, Appraisal
 and
Environmental Review, Documentation and Legal Review, $12,000.00;
 Escrow and Title
Fees and Costs, $20,000.00. Whether or not the Project shall be consummated, Borrower shall assume and pay upon demand all out-of-pocket expenses incurred by Lender in connection with the preparation of loan documents and the making of the
Loan, including without limitation the following: (a) all closing costs, fees and disbursements; (b) all expenses of Lender's legal counsel; and (c) all title
examination fees, title insurance premiums, appraisal fees, survey costs, required
fees, and filing and recording fees.

     C. Security. The Construction Loan shall be secured by the terms of certain of the Related Documents. Disbursement of the Loan Funds shall be conditioned upon the execution and delivery of the Related Documents granting the
Security Interests and containing such terms and conditions as may reasonably be required by Lender, and in Lender's discretion.

                               III

                DISBURSEMENT OF CONSTRUCTION LOAN

     A. Conditions Precedent To Each Advance. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject
to the fulfillment to Lender's satisfaction of all of the conditions set forth in
this Agreement.

          1. Special Conditions To Subsequent Advances. BORROWER ACKNOWLEDGES THAT, BEFORE ANY SUBSEQUENT ADVANCE OF LOAN FUNDS, OTHER THAN THE INITIAL DISBURSEMENT OF THE LOAN FUNDS, IS MADE BY LENDER, BORROWER SHALL HAVE DELIVERED TO LENDER RECEIPTS, INVOICES, AND RELEASES EVIDENCING EXPENDITURES ON THE PROJECT OUT OF SUBORDINATE FINANCING OR BORROWER'S EQUITY FUND OF NOT LESS THAN $6,000,000, SAID EXPENDITURES TO BE EXCLUSIVE OF COSTS OF ACQUIRING THE
 REAL
PROPERTY.

          2.   Approval Of Contractors, Subcontractors, And Materialmen.
Lender shall have approved a list of all contractors employed in connection with the construction of the Improvements, showing the name, address, and telephone number of each contractor, a general description of the nature of the work to be done, the labor and materials to be supplied, the names of materialmen, if known,
and the approximate dollar value of the labor, work, or materials with respect to
each contractor or materialman. Lender shall have the right to communicate with any person to verify the facts disclosed by the list or by any application for any
Advance, or for any other purpose.

          3. Plans, Specifications, And Permits. Lender shall have received and accepted a complete set of Plans and Specifications setting forth all Improvements for the Project, and Borrower shall have furnished to Lender copies of all permits and requisite approvals of any governmental body necessary for the
construction and use of the Project.

          4. Architecture And Construction Contracts. Borrower shall have furnished in form and substance satisfactory to Lender an executed copy of the Architecture Contract and an executed copy of the Construction Contract.

          5. Support Documents. Borrower shall provide to Lender in form satisfactory to Lender the following support documents for the loan: Assignment of Architecture Contract, Architect's Certificate, and Assignment of
 Construction
Contract.

          6. Budget And Schedule Of Estimated Advances. Lender shall have approved any modifications or changes to the Construction Budget and the Advance otherwise conforms to the Construction Budget.

          7. Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of the Loan documents, and the consummation
of the Project, and such other authorizations and other documents as Lender in its
sole discretion may require.

          8. Appraisal. If required by Lender, an appraisal shall be prepared for the Property, at Borrower's expense, which in form and substance shall be satisfactory to Lender, in its sole discretion, including applicable regulatory requirements.

          9. Plans And Specifications. If requested by Lender, Borrower shall have assigned to Lender on Lender's forms the Plans and Specifications for the Project.

          10. Environmental Report. If requested by Lender, Borrower shall have furnished to Lender, at Borrower's expense, an environmental report and certificate on the Property in form and substance satisfactory to Lender, prepared
by an engineer or other expert satisfactory to Lender stating that the Property complies with all applicable provisions and requirements of the Related
 Documents

          11. Soil Report. If requested by Lender, Borrower shall have furnished to Lender, at Borrower's expense, a soil report for the Property in form
and substance satisfactory to Lender, prepared by a registered engineer satisfactory to Lender stating that the Property is free from soil or other geological conditions that would preclude its use or development as contemplated without extra expense for precautionary, corrective or remedial measures.

          12. Survey. If requested by Lender, Borrower shall have furnished to Lender a survey of recent date, prepared and certified by a qualified surveyor
and providing that the Improvements, if constructed in accordance with the Plans and Specifications, shall lie wholly within the boundaries of the Property without
encroachment or violation of any zoning ordinances, building codes or regulations,
or setback requirements, together with such other information as lender in its sole discretion may require.

          13. Zoning. Borrower shall have furnished evidence satisfactory to Lender that the Property is duly and validly zoned for the construction, maintenance, and operation of the Project.

          14. Title Insurance. Borrower shall have provided to Lender an ALTA Lender's extended coverage policy of title insurance with such endorsements as Lender may require, issued by a title insurance company acceptable to Lender and in a form, amount, and content satisfactory to Lender, insuring or agreeing to insure that Lender's Mortgage or Deed of Trust on the Property is or will be upon
recordation a valid first lien on the Property free and clear of all defects, liens, encumbrances, and exceptions except those as specifically accepted by Lender in writing. If requested by Lender, Borrower shall provide to Lender, at Borrower's expense, the following endorsements: (i) Form 100 endorsement; (ii) Form 102.5 endorsement; (iii) Form 103.1 endorsement; (iv) Form 103.7 endorsement; (v) Form 108.8 endorsement; (vi) Form 110.9 endorsement;(vii)
  Form
111.8 endorsement; (viii) Form 116 endorsement; (ix) Form 116.1 endorsement referring to the Survey of the subject real property prepared by _________ of Nevada, Inc. dated ____, 1997, a copy of which Survey shall be attached to the endorsement; (x) Form 116.4 endorsement; (xi) Form 116.7 endorsement;
  and (xii)
Form 123.2 endorsement.

          15. Insurance. Unless waived by Lender in writing, Borrower shall have delivered to Lender the following insurance policies or evidence thereof:
(a) an all risks course of construction insurance policy (builder's risk), with extended coverage covering the Improvements issued in an amount and by a company acceptable to Lender, containing a loss payable or other endorsement satisfactory
to Lender insuring Lender as mortgagee, together with such other endorsements as may be required by Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days' prior written notice to Lender; (b) owners and General Contractor general liability insurance, public liability and workmen's compensation insurance; (c) flood insurance if reasonably
required
 by Lender or applicable law; and (d) all other insurance required by this Agreement or by the Related Documents.

          16. Workers' Compensation Coverage. Provide to Lender proof of the General
 Contractor's compliance with all applicable workers' compensation laws and regulations with regard to all work performed on the Project.

          17. Payment Of Fees And Expenses. Borrower shall have paid to Lender all expenses specified in this Agreement as are then due and payable.

          18. Satisfactory Construction. All work usually done at the stage of construction for which disbursement is requested shall have been furnished and installed, all in compliance with the Plans and Specifications. Borrower shall also have furnished to Lender such proofs as Lender may require to establish the progress of the work, compliance with applicable laws, freedom of the Property from liens, and the basis for the requested disbursement.

          19. Certification. Borrower shall have furnished to Lender a certification by an engineer, architect, or other qualified inspector acceptable to Lender that the construction of the Improvements has complied and will continue to comply with all applicable statutes, ordinances, codes, regulations, and similar requirements.

          20. Lien Waivers. Borrower shall have obtained and attached to each application for an Advance, including the Advance to cover final payment to the General Contractor, executed acknowledgements of payments of all sums due and releases of mechanics' and materialmen's liens, satisfactory to Lender, from any party having lien rights, which acknowledgments of payment and releases of liens shall cover all work, labor, equipment, materials done, supplied, performed, or furnished prior to such application for an Advance.

          21. Lack Of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement.

     A. Disbursement Of Loan Proceeds. The following provisions relate to the disbursement of funds from the Loan Fund.

          1. Application For Advances. Each application shall be stated on a standard
AIA payment request form or other form approved by Lender, executed by Borrower, and supported by such evidence as Lender shall reasonably require, including, without limitation, a description of the items for which disbursement is requested, with references to the line item or items of the Construction Budget which includes the item for which disbursement is requested and a statement showing the percentage of work performed or services rendered under each budget line item through the date of the application for Advance. Borrower shall apply only for disbursement with respect to work actually done by the General Contractor and for materials and equipment actually incorporated into the Project. Each application for an Advance shall be deemed a certification of Borrower that as of the date of such application, all representations and warranties contained in the Agreement are true and correct, and that Borrower is in compliance with all of the provisions of this Agreement.

          2. Payments. At the sole option of Lender, Advances may be paid in the joint names of Borrower and the General Contractor, subcontractor(s), or supplier(s) in payment of sums due under the Construction Contract. At its sole option, Lender may directly pay the General Contractor and any subcontractors or other parties the sums due under the Construction Contract. Borrower appoints Lender as its attorney-in-fact to make such payments. This power shall be deemed to be coupled with an interest, shall be irrevocable, and shall survive an Event of Default under this Agreement.

          3. Projected Cost Overruns. If Lender at any time determines in its reasonable discretion that the amount of the Loan Fund is insufficient, or will be insufficient, to complete fully and to pay for the Project, then within ten (10) days after receipt of a written request from Lender, Borrower shall deposit in the Loan Fund an amount equal to the deficiency as determined by Lender. Any such amounts deposited by Borrower shall be disbursed prior to any Loan proceeds.

          4.   Final Payment To General Contractor.  Upon completion of the
Project
 and fulfillment of the Construction Contract to the satisfaction of Lender and provided sufficient Loan Funds are available, Lender shall make an Advance to cover the final payment due to the General Contractor upon delivery to Lender of endorsements to the ALTA title insurance policy following the posting of the completion notice, as provided under applicable law. Construction shall not be deemed complete for purposes of final disbursement unless and until Lender shall have received all of the following:

               a. Evidence satisfactory to Lender that all work under the Construction Contract requiring inspection by any governmental authority with jurisdiction has been duly inspected and approved by such authority, that a certificate of occupancy has been issued, and that all parties performing work have been paid, or will be paid, for such work;

               b. A certification by an engineer, architect, or other qualified inspector acceptable to Lender that the Improvements have been completed substantially in accordance with the Plans an Specifications and the Construction
Contract, that direct connection has been made to all utilities set forth in the Plans and Specifications, and that the Project is ready for occupancy; and

               c. Acceptance of the completed Improvements by Lender and Borrower.

Notwithstanding
 any other provision of this Agreement to the contrary, Lender may retain the final $150,000.00 of Loan proceeds to be paid as the final disbursement of Loan proceeds upon satisfaction of the conditions set forth above.

          5. Construction Default. If Borrower fails in any material respect to comply with the provisions of this Agreement or if construction ceases in violation of paragraph A.13. of article IV below, Lender, at its option, may refuse to make further Advances, may accelerate the indebtedness under the terms of the Note, and without thereby impairing any of its rights, powers, or privileges, may enter into possession of the construction site and perform or cause to be performed any and all work and labor necessary to complete the Improvements, substantially in accordance with the Plans and Specifications.

          6. Damage Or Destruction. If any of the Property or Improvements is damaged or destroyed by casualty of any nature, within sixty (60) days thereafter Borrower shall restore the Property and Improvements to the condition in which they were before such damage or destruction with funds other than those in the Loan Fund.
  Lender shall not be obligated to make disbursements under this Agreement until such restoration has been accomplished.

          7. Right To Advance Funds. When any event occurs that Lender reasonably determines may endanger completion of the Project or the fulfillment of any condition or covenant in this Agreement, Lender may require Borrower to furnish, within ten (10) business days after delivery of a written request, adequate security to eliminate, reduce, or indemnify Lender against, such danger.
In addition,
 upon such occurrence, Lender in its sole discretion may advance funds or agree to undertake to advance funds to any party to eliminate, reduce, or indemnify Lender against, such danger or to complete the Project. All sums paid by Lender pursuant to such agreements or undertakings shall be for Borrower's account and shall be without prejudice to Borrower's rights, if any, to receive such funds from the party to whom paid. All sums expended by Lender in the exercise of its option to complete the Project or protect Lender's interests shall be payable to Lender on demand together with interest form the date of the Advance at the rate applicable to the Loan. In addition, any Advance of funds under this Agreement, including without limitation direct disbursements to the General Contractor or other parties in payment of sums due under the Construction Contract, shall be deemed to have been expended by or on behalf of Borrower and to have been secured by Lender's Mortgage or Deed of Trust, if any, on the Property.

      B. Limitation Of Responsibility. The making of any Advance by Lender shall not constitute or be interpreted as either (a) an approval or acceptance by Lender of the work done through the date of the Advance, or (b) a representation or indemnity by Lender to any party against any deficiency or defect in the work or against any breach of any contract. Inspections and approvals of the Plans and Specifications, the Improvements, the workmanship and materials used in the Improvements, and the exercise of any other right of inspection, approval, or inquiry granted to Lender in this Agreement are acknowledged to be solely for the protection of Lender's interests, and under no circumstances shall they be construed to impose any responsibility or liability of any nature whatsoever on Lender to any party. Neither Borrower nor any contractor, subcontractor, materialman, or approval by Lender shall constitute a representation by Lender as to the nature of the Project,its construction, or its
intended use for Borrower or for any other person, nor shall it constitute an indemnity by Lender to Borrower or to any other person against any deficiency or defects in the Project or against any breach of any contract.

                                IV

               COVENANTS AND AGREEMENTS OF BORROWER

     A. Affirmative Covenants. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

          1. Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b)
  all existing
and all threatened litigation, claims, investigations, administrative proceedings
or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

          2. Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable
times.

          3. Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may reasonably request from time to time.

          4. Compliance With Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental
authorities applicable to the use or occupancy of the Property, including without
limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's reasonable opinion, Lender's interests in the Property are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

          5. Construction Of The Project. Commence construction of the Project no later than the Commencement Date, and cause the Improvements to be constructed and equipped in a diligent and orderly manner and in strict accordance with the Plans, Specifications, and Construction Budget approved by Lender, the Construction Contract, and all applicable laws, ordinances, codes, regulations, and rights of adjoining or concurrent property owners. Borrower agrees to complete the Project for purposes of final payment to the General Contractor on or before the Completion Date, regardless of the reason for any delay.

          6. Loan Proceeds. Use the Loan Funds solely for payment of bills and expenses directly related to the Project.

          7. Defects. Upon demand of lender, promptly correct any defect in the Improvements or any departure from the Plans and Specifications not approved by Lender before further work shall be done upon the portion of the Improvements affected.

          8. Project Claims And Litigation. Promptly inform Lender of (a) all material adverse changes in the financial condition of the General Contractor;
(b) any
 litigation and claims, actual or threatened, affecting the Project or the General Contractor, which could materially affect the successful completion of the Project or the ability of the General Contractor to complete the Project as agreed; and (c) any condition or event which constitutes a material breach or default under any of the Related Documents or any contract related to the Project.

          9. Payment Of Claims And Removal Of Liens. (a) Cause all claims for labor done and materials and services furnished in connection with the Improvements to be fully paid and discharged in a timely manner, (b) diligently file or procure the filing of a valid notice of completion of the Improvements, or such comparable document as may be permitted under applicable lien laws, (c) diligently file or procure the filing of a notice of cessation, or such comparable document as may be permitted under applicable lien laws, upon the happening of cessation of labor on the Improvements for a continuous period of thirty (30)
 days
or more, and (d) take all reasonable steps necessary to remove all claims of liens against the Property, the Improvements, or any part of the Property or Improvements, or any rights or interests appurtenant to the Property or Improvements. Upon Lender's request, Borrower shall make such demands or claims upon or against laborers, materialmen, subcontractors, or other person who have furnished or claim to have furnished labor, services, or materials in connection with the Improvements, which demands or claims shall under the laws of the State of Nevada require diligent assertions of lien claims upon penalty of loss or waiver thereof. Borrower shall, within thirty (30) days after filing of any claim of lien that is disputed or contested by Borrower, provide Lender with a surety bond issued by a surety acceptable to Lender sufficient to release the claim of lien or deposit with Lender an amount satisfactory to Lender for the possibility that the contest will be unsuccessful. If Borrower fails to remove any lien on the Property or Improvements or provide a bond or deposit pursuant to this provision,
 Lender may pay such lien, or may contest the validity of the lien, and Borrower shall pay all costs and expenses of such contest, including Lender's reasonable attorneys' fees.

          10. Taxes And Claims. Pay and discharge when due all of Borrower's indebtedness, obligations, and claims that, if unpaid, might become a lien or charge upon the Property or Improvements; provided, however, that Borrower shall not be required to pay and discharge any such indebtedness, obligation, or claim so long as (a) its legality shall be contested in good faith by appropriate proceedings, (b) the indebtedness, obligation or claim does not become a lien or charge upon the
 Property or Improvements, and (c) Borrower shall have established on its books adequate reserves with respect to the amount contested in accordance with generally accepted accounting practices. If the indebtedness, obligation, or claim does become a lien or charge upon the Property or Improvements, Borrower shall remove the lien or charge as provided in the preceding paragraph.

          11. Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender, and in all other loan agreements now or hereafter
existing between Borrower and any other party.   Borrower shall notify Lender
immediately in writing of any material default in connection with any agreement.

          12. Additional Assurances. Make, execute, and deliver to Lender such Security
 Agreements, instruments, documents, and other agreements reasonably necessary to document and secure the Loan and to perfect Lender's Security Interests in the Property and Improvements.

          13. Construction Of Improvements. Construction of the Improvements shall be prosecuted with diligence and continuity, in a good and workmanlike manner, in accordance with the Plans and Specifications, all applicable laws and regulations and the requirements hereof. Borrower shall not permit cessation of work for a period in excess of thirty (30) days without prior written consent of Lender;
 provided, however, that this limitation shall not apply in the case of any cessation of work due to unusually prolonged periods of ice, snow, rain, strikes, or other labor troubles, unavailability of materials, national emergency, any rule, order or regulation of any governmental body having jurisdiction, or other similar cause not within Borrower's control; provided, further, that Borrower shall give prompt written notice of such cause or delay to Lender, and Borrower shall promptly recommence work immediately upon termination of such cause of delay and diligently prosecute the same to completion. Borrower shall complete construction of the Improvements on or before the Completion Date, free and clear of all liens.

          14. Storage Of Materials. Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of the Improvements, but not affixed to or incorporated into the Improvements or the Property, to be stored on the Property, with adequate safeguards, as required by Lender, to prevent loss, theft, damage or commingling with other materials or projects.

          15. Inspection Of Property. Borrower shall permit Lender and Lender's agents and representatives, including any architects or engineers retained by Lender, to enter upon the Property and any other location where materials intended to be utilized in the construction on the Improvements are stored for the purpose of inspection of the Property and such materials at all reasonable times.

          16. Application Of Advances. Borrower shall ensure that all advances of Construction Loan proceeds made by the Lender will be disbursed for the payment of the costs and expenses specified in the Construction Budget and Borrower's application for Advance, and for no other purpose without the expressed written consent of the Lender.

          17. No Liability Of Lender. Lender shall have no liability, obligation or responsibility whatsoever with respect to the construction of the Improvements except to advance the Loan Funds pursuant to this Agreement. Lender shall not be obligated to inspect the Property or the construction of the Improvements, nor be liable for the performance or default of Borrower, contractor, or any other party, or for any failure to construct, complete, protect, or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower whatsoever.

          18. Additional Security. As additional security for the performance of Borrower's obligations under the Related Documents, Borrower irrevocably assigns to Lender, and grants to Lender a Security Interest in all governmental permits obtained for the lawful construction of the Project, the Construction Contract, the Architecture Contract, the Plans and Specifications, and all reserves, deferred payments, deposits, refunds, costs savings, and payments of any kind relating to the construction of the Project. Upon any default of Borrower and not withstanding any of the provisions of this Agreement, Lender may use any of the foregoing, the Loan Funds and Borrower's deposits for any purpose for which Borrower should have used them under this Agreement or with respect to the construction or financing of the Project. Lender shall have all other rights and remedies with respect to any of the foregoing that are provided under applicable law or in equity.

     B. Negative Covenants. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

          1. Indebtedness And Liens. (a) Except for (i) existing indebtedness which is subordinated in writing to the Loan, (ii) additional financing incurred to pay for the costs of constructing and equipping the Project and which is subordinate to the Loan and obtained from an FDIC insured financial institution or other lender acceptable to Lender, and (iii) trade debt incurred in the normal course of business, create, incur, or assume indebtedness for borrowed money in connection with the Project or Property, or (b) sell, transfer, assign, or lease the Property. Lender and Borrower acknowledge and agree that Borrower may independently finance various items of furniture, furnishings, and equipment necessary for the Project so long as any security interest granted or lease entered into by Borrower for the benefit of a person or entity other than Lender does not adversely affect the priority of Lender's security interest in the Personal Property Collateral or the Real Property.

          2. Continuity Of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, or (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business.

          3. Modification Of Contract. Make or permit to be made any modification of the Construction Contract.

          4. Liens. Create or allow to be created any lien or charge upon the Property or the Improvements.

                                V

                  REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan Funds, as of the date of any renewal, extension, or modification of any Loan, and at all times any Indebtedness exists:

     A.   Organization.   Borrower is a corporation which is duly organized,
validly existing, and in good standing under the laws of the state of Nevada and is validly existing and in good standing in all states in which Borrower is doing business.
Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

     B. Authorization. The execution, delivery, and performance of this Agreement by Borrower, to the extent to be executed, delivered, or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

     C. Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     D. Litigation And Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     E. Title To Property. Borrower has, or on the date of the first disbursement of the Loan Funds will have, good and marketable title to the Property free and claim of all defects, liens, and encumbrances, excepting only liens for taxes, assessments, or governmental charges or levies not yet delinquent or payable without penalty or interest, and such liens and encumbrances as may be approved in writing by the Lender.

     F. Project Costs. The total cost for the Project shall not exceed the total amount set forth in the Construction Budget, as the same may be amended and modified with the approval of Lender from time to time. The Project costs are true and accurate estimates of the costs necessary to complete the Improvements in a good and workmanlike manner according to the Plans and Specifications presented by Borrower to Lender, and Borrower shall take all steps necessary to prevent the actual cost of the Improvements from exceeding the Project costs.

     G. Utility Services. All utility services appropriate to the use of the Project after completion of construction are available at the boundaries of the Property.

     H. Access. The Property is contiguous to publicly dedicated streets, roads, or highways providing access to the Property.

     I. Assessment Of Property. The Property is and will continue to be assessed and taxed as an independent parcel by all governmental authorities.

     J. Compliance With Governing Authorities. Borrower has examined and is familiar with all the easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements affecting the Project. The Project will at all times and in all respects conform to and comply with the requirements of such easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements.

     K. Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     L. Binding Effect. This Agreement, the Note, and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     M. Survival Of Representation And Warranties. Borrower understands and agrees that Lender is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

                                VI

                    GENERAL PROJECT PROVISIONS

     The following provisions relate to the construction and completion of the
Project:

     A. Change Orders. All requests for changes in the Plans and Specifications, other than minor changes involving no material increase in cost, must be in writing, signed by Borrower and the architect, include any proposed changes or modifications to the Construction Budget resulting from the change order, and delivered to Lender for its approval. Borrower will not permit the performance of any work pursuant to any change order or modification of the Construction
 Contract or any subcontract without the written approval of Lender.
Borrower will obtain any required permits or authorizations from governmental authorities having jurisdiction before approving or requesting a new change order.

     B. Purchase Of Materials; Conditional Sales Contracts. No construction materials, fixtures, or other items of personal property specifically included within the definition of Personal Property Collateral placed in or incorporated into the Project shall be purchased or installed under any Security Agreement or other agreement whereby the seller reserves or purports to reserve title or the right of removal or repossession, or the right to consider such items as personal property after their incorporation into the Project, unless otherwise authorized by Lender in writing. Notwithstanding the foregoing, Lender and Borrower acknowledge and agree that Borrower may independently finance various items of furniture, furnishings, and equipment necessary for the Project so long as any security interest granted or lease entered into by Borrower for the benefit of a person or entity other than Lender does not adversely affect the priority of Lender's security interest in the Personal Property Collateral or the Real Property.

     C. Lender's Right Of Entry And Inspection. Lender and its agents shall have at all times the right of entry and free access to the Property and the right to inspect all work done, labor performed, and materials furnished with respect to the Project. Lender shall have unrestricted access to and the right to copy all records, accounting books, contracts, subcontracts, bills, statements, vouchers, and supporting documents of Borrower relating in any way to the Project.

     D. Lender's Right To Stop Work. If Lender in good faith determines that any work or materials do not conform to the approved Plans and Specifications or sound building practices, or otherwise depart from any of the requirements of this Agreement, Lender may require the work to be stopped and withhold disbursements until the matter is corrected. In such event, Borrower will promptly correct the work to Lender's satisfaction. No such action by Lender will affect Borrower's obligation to complete the Improvements on or before the Completion Date. Lender is under no duty to supervise or inspect the construction or examine any books and records. Any inspection or examination by Lender is for the sole purpose of protecting
 Lender's security and preserving Lender's rights under this Agreement.
No default of Borrower will be waived by any inspection by Lender. In no event will any inspection by Lender be a representation that there has been or will be compliance with the Plans and Specifications or that the construction is free from defective materials or workmanship.

     E. Indemnity. Borrower shall indemnify and hold Lender harmless from any and all claims asserted against Lender or the Property by any person, entity, or governmental body arising out of or in connection with the Property, Improvements, or Project except for those claims arising out of the gross negligence or intentional acts or omissions of Lender or Lender's employees and agents.  Lender shall be entitled to appear in any action or proceeding to defend itself against such claims, and all costs incurred by Lender in connection with such defense,
including attorneys' fees, shall be paid by Borrower to Lender.   Lender shall,
in its sole discretion, be entitled to settle or compromise any asserted claims against it, and such settlement shall be binding upon Borrower for purposes of this indemnification. All amounts paid by Lender under this paragraph shall be secured by Lender's Mortgage or deed of trust, if any, on the Property, shall be deemed an additional principal Advance under the Loan, payable upon demand, and shall bear interest at the rate applicable to the Loan.

     F. Publicity. Lender may display a sign at the construction site informing the public that Lender is the construction lender for the Project. Lender may obtain other publicity in connection with the Project through press releases and participation in ground-breaking and opening ceremonies and similar events.

     G. Actions. Lender shall have the right to commence, appear in, or defend any action or proceeding purporting to affect the rights, duties, or liabilities of the parties to this Agreement, or the disbursement of funds from the
 Loan Fund. In connection with this right, Lender may incur and pay reasonable costs and expenses, including, but not limited to, attorneys' fees, for both trial
and
 appellate proceedings.   Borrower covenants to pay to Lender on demand all
such expenses, together with interest from the date Lender incurs the expense at the rate specified in the Note, and Lender is authorized to disburse funds from the Loan Fund for such purposes.

                               VII

                       DEFAULT AND REMEDIES

     A. Events Of Default. The term "Event of Default" as used herein and in the Related
 Documents shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

          1. Payment Of Indebtedness. The failure, refusal or neglect to pay, in full, (1) all of the Indebtedness on the maturity date thereof; or (2) any installment or portion of the Indebtedness no later than the date the same shall become due and payable, whether at the due date thereof stipulated in the Related Documents or at a date fixed for prepayment or by acceleration or otherwise.

          2. Performance Of Obligations. The failure, refusal or neglect by Borrower or any Guarantor to comply with, perform, and discharge fully and timely each and every other material term, obligation, covenant, or condition contained in this Agreement or in any of the Related Documents, as and when required.

          3. False Representation. Any warranty, representation, or statement made or furnished by Borrower in, under or pursuant to the Related Documents or any other documents executed in connection therewith is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

          4. Judgment. If any final money judgment shall be rendered against Borrower or any Guarantor or surety of the Indebtedness and the same shall not be paid or execution on the same shall not be stayed by perfection of an appeal or other appropriate action within the cure period described in paragraph B. below.

          5. Voluntary Bankruptcy. If Borrower or any Guarantor or surety of the Indebtedness shall (1) seek entry of an order for relief as a debtor in a proceeding under the Bankruptcy Code; (2) seek, consent to or not contest the appointment of receiver or trustee for itself or himself or for all or any part of its property; (3) file a petition seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United States or any state or any other competent jurisdiction; (4) make a general assignment for the benefit of its or his creditors; or (5) admit in writing its or his inability to pay its or his debts as they mature.

          6. Involuntary Bankruptcy. If (1) a petition is filed against Borrower or any Guarantor or surety of the Indebtedness seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United
States or
 any state or other competent jurisdiction; or (2) a court of competent jurisdiction enters an order, judgment or decree appointing a receiver or trustee for Borrower, or for all or any part of its property; and (3) such petition, order, judgment or decree shall not be discharged or stayed within the cure period described in paragraph B. below.

          7. Foreclosure Of Other Liens. If the holder of any lien or security interest on the Property (without implying Lender's consent to the existence, placing, creating or permitting of any lien or security interest) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder and any such proceedings shall not be stayed or discharged within the cure period described in paragraph B. below.

          8. Sale, Lease Or Other Transfer. Any sale, lease, exchange, assignment, conveyance, transfer of possession or other disposition of all or any portion of the Property or any interest therein without the consent of the Lender, or any sale, lease, exchange, assignment, conveyance or other disposition of substantially all of the personal property collateral, except for sales or other dispositions of the personal property collateral in the ordinary course of Borrower's business, without the prior written consent of the Lender.

          9. Dissolution Or Failure. The dissolution, business failure, merger or similar event affecting the Borrower or any surety, endorser or Guarantor of the Indebtedness, without the prior written consent of Lender.

          10. Title And Lien Priority. If title of Borrower to any or all of the Property or the status of the Deed of Trust as a first and prior lien and security interest on the Property shall be endangered by any party whatsoever, and Borrower shall fail to cure the same upon demand by Lender.

          11. Other Defaults. The occurrence of an Event of Default, as defined or described in any of the other Related Documents, or the occurrence of a default by Borrower on any other loan or obligation of Borrower, including, without limitation, loans or obligations secured by all or any portion of the Property which are subordinate to the Deed of Trust or the other Related Documents.

          12. Levy On Assets. A levy on any of the assets of Borrower or any Guarantor or surety of the Indebtedness, and such levy is not stayed or abated within the cure period described in paragraph B. below.

          13. Adverse Change In Financial Condition. The occurrence of a material adverse change in Borrower's financial condition, or if Lender, in Lender's reasonable judgment, believes the prospect of payment or performance of the indebtedness by Borrower is impaired.

          14. Breach Of Construction Contract. The occurrence of a material breach of the Construction Contract by either the Borrower or the Contractor.

          15. Cessation Of Construction. Prior to the completion of construction of the Improvements and equipping of the Project, the construction of the Improvements or the equipping of the Project is abandoned or work thereon ceases for a period of more than ten (10) days for any reason, or the Improvements are not completed for purposes of final payment to the General Contractor prior to June ___, 1999, regardless of the reason for the delay.

     B. Notice And Cure. If any default, other than a default in payment (as defined below) is curable and if Borrower or Grantor, as the case may be, has not
been given two (2) or more notices of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (a) cures the default within thirty (30) days; or (b) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.
For purposes of this Agreement and the other Related Documents, a "default in payment"
 shall mean the failure to pay any installment of interest, principal, or late charge under the Note, or the failure to pay real estate taxes and assessments, and insurance premiums, including any payments to an impound account, as required under the terms of the Construction Deed of Trust and Security Agreement with Assignment of Rents which secures payment of the Note.

     C.   Remedies.

          1. Generally. Upon the occurrence of any Event of Default which is not cured pursuant to paragraph B. above and at any time thereafter, Lender may, at its option, but without any obligation to do so, and in addition to any other right Lender may have, do any one or more of the following without notice to Borrower: (a) Cancel this Agreement; (b) Institute appropriate proceedings to enforce the performance of this Agreement; (c) Withhold further disbursement of Loan Funds; (d) Expend funds necessary to remedy the default; (e) Take possession of the Property and continue construction of the Project; (f) Accelerate maturity of the Note and/or Indebtedness and demand payment of all sums due under the Note and/or Indebtedness; (g) Bring an action on the Note and/or Indebtedness; (h) Foreclose Lender's Mortgage or Deed of Trust, if any, on the Property in any manner available under law; and (i) Exercise any other right or remedy which it has under the Note or Related Documents, or which is otherwise available at law or in equity or by statute.

          2. Right To Complete Construction. If Lender takes possession of the Property, it may take any and all actions necessary in its judgment to complete construction of the Improvements, including, but not limited to, making changes in the Plans and Specifications, work, or materials and entering into, modifying or terminating any contractual arrangements, subject to Lender's right at any time to discontinue any work without liability. If Lender elects to complete the Improvements, it will not assume any liability to Borrower or to any other person for completing the Improvements or for the manner or quality of construction of the Improvements, and Borrower expressly waives any such liability. Borrower irrevocably appoints Lender as its attorney-in-fact, with full power of substitution, to complete the Improvements, at Lender's option, either in
 Borrower's name or in its own name. In any event, all sums expended by Lender in completing the construction of the Improvements will be considered to have been disbursed to Borrower and will be secured by the collateral for the Loan. Any such sums that cause the principal amount of the Loan to exceed the face amount of the Note will be considered to be an additional Loan to Borrower, bearing interest at the Note rate and being secured by the collateral. For these purposes, Borrower assigns to Lender all of its right, title and interest in and to the Project Documents; however, Lender will not have any obligation under the Project Documents unless Lender expressly hereafter agrees to assume such obligations in writing. Lender will have the right to exercise any rights of Borrower under the Project Documents upon the occurrence of an Event of Default.
All rights,
 powers, and remedies of Lender under this Agreement are cumulative and alternative, and are in addition to all rights which Lender may have under applicable law.

     D. Advances By Lender. Any funds of Lender used for any purpose referred to in this article shall constitute advances under the Loan and shall bear interest at the variable rate specified in the Note.

     E. Coordination With Related Documents. The benefits, rights and remedies of Lender contained herein or provided for in any of the Related Documents, are cumulative. To the extent of any conflict between any provision of this Agreement and any provision contained in any and all of the Related Documents, the provisions of this Agreement shall control, except that any provision of any other Related Documents giving the greater security or additional rights and remedies shall control over this Agreement.

                               VIII

                          MISCELLANEOUS

     A. Notices. All notices required under the terms of this Agreement or any security document are sufficient either (i) three (3) days after their deposit in the United States Mail, postage prepaid, or (ii) two (2) days after their deposit in a nationally recognized overnight courier service, or (iii) on the day of their personal delivery, if addressed or delivered to the parties at the addresses set forth beneath their signature lines or at such other addresses as specified in writing by any party to the others, provided that no change of address by any party will be effective unless the party first serves notice of such change of address on the other parties in writing by certified mail with return receipt requested, retaining a copy of such return receipt in its files. Notwithstanding the foregoing, notice regarding any proposed foreclosure sale shall be given as required by law.

     B. Agency. Nothing in this Agreement shall be construed to constitute the creation of a partnership or joint venture between Lender and Borrower or any
contractor.
  Lender is not an agent or representative of Borrower. This Agreement does not create a contractual relationship with and shall not be construed to benefit or bind Lender in any way with or create any contractual duties by Lender to any contractor, subcontractor, materialman, laborer, or any other person.

     C. Authority To File Notices. Borrower appoints and designates Lender as its attorney-in-fact to file for record any notice that Lender deems necessary to protect its interest under this Agreement. This power shall be deemed coupled with an interest and shall be irrevocable while any sum or performance remains due and owing under any of the Related Documents.

     D. Consent To Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more
purchasers,
 or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either
Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any person claims or defenses that Borrower may have against Lender.

     E. Costs And Expenses. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

     F. Modifications. No provision of this Agreement or the other Related Documents may be modified, waived or terminated except by an instrument in writing executed by the party against whom a modification, waiver or termination is sought to be enforced.

     G. Severability. In case any of the provisions of this Loan Agreement shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Loan Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     H. Election Of Remedies. Lender shall have all of the rights and remedies granted in the Related Documents and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively or concurrently against Borrower, any Guarantor or any collateral provided by the Related Documents at the sole discretion of Lender. The exercise of, or failure to exercise, any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive.

     I. Form And Substance. All documents, certificates, insurance policies and other items required under this Agreement to be executed and/or delivered to Lender shall be in form and substance satisfactory to Lender.

     J. No Third Party Beneficiary. This Loan Agreement is for the sole benefit of Lender, its successors and assigns, and Borrower, its permitted successors and assigns, and is not for the benefit of any third party.

     K. Number And Gender. Whenever used herein, the singular number shall include the plural and the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations and warranties of Borrower in this Loan Agreement shall be joint and several obligations of Borrower, and of each Borrower if more than one.

     L. Captions. The captions, headings and arrangements used in this Loan Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

     M. Applicable Law. This Loan Agreement and the Related Documents shall be governed by and construed in accordance with the laws of the State of Nevada and the laws of the United States applicable to transactions within such state.

     N. Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     O. Time Is Of The Essence. Time is of the essence in the performance of this Agreement.

     P. Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Dated this _____ day of January, 1998.

                    LENDER

                         First Credit Bank

                         By______________________________________
                           Authorized Officer

                         Hawaiian Gardens Branch
                         11940 East Carson Street
                         Hawaiian Gardens, CA 90716

                    BORROWER

                         NevStar Gaming & Entertainment
                         Corporation

                         By_________________________________
                           Michael J. Signorelli, Secretary

                         By_________________________________
                           Jeffrey L. Gilbert, President

                         3175 West Post Road
                         Las Vegas, NV 89118




STATE OF CALIFORNIA )
                    : ss.
COUNTY OF __________)

     This instrument was acknowledged before me on January ___, 1998, by ____________________________ as the Authorized Agent of First Credit Bank.

                              ___________________________________
                              Notary Public







STATE OF NEVADA     )
                    : ss.
COUNTY OF __________)

     This instrument was acknowledged before me on January ___, 1998, by Michael
J. Signorelli as Secretary of NevStar Gaming & Entertainment Corporation.

                              ___________________________________
                              Notary Public







STATE OF NEVADA     )
                    : ss.
COUNTY OF __________)

     This instrument was acknowledged before me on January ___, 1998, by Jeffrey
L. Gilbert as President of NevStar Gaming & Entertainment Corporation.

                              ___________________________________
                              Notary Public